                         DEAN WITTER
                         INTERNATIONAL SMALLCAP FUND
                         PROSPECTUS--DECEMBER 1, 1997

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DEAN WITTER INTERNATIONAL SMALLCAP FUND (THE "FUND") IS AN OPEN-END,
NON-DIVERSIFIED MANAGEMENT INVESTMENT COMPANY WHOSE INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL. THE FUND SEEKS TO MEET ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SECURITIES OF SMALL NON-U.S. COMPANIES.

The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated December 1, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary................................       2

Summary of Fund Expenses..........................       4

Financial Highlights..............................       5

The Fund and its Management.......................       6

Investment Objective and Policies.................       6

  Risk Considerations and Investment Practices....       7

Investment Restrictions...........................      12

Purchase of Fund Shares...........................      13

Shareholder Services..............................      20

Redemptions and Repurchases.......................      22

Dividends, Distributions and Taxes................      23

Performance Information...........................      24

Additional Information............................      24

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
INTERNATIONAL SMALLCAP FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 or (800) 869-NEWS (toll-free)

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  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                   DEAN WITTER DISTRIBUTORS INC., DISTRIBUTOR

PROSPECTUS SUMMARY
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
THE FUND        The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end, non-diversified management investment company. The Fund invests primarily in securities of small non- U.S. companies.
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SHARES OFFERED  Shares of beneficial interest with $0.01 par value (see page 24). The Fund offers four
                Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 13-19).
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MINIMUM         The minimum initial investment for each Class is $1,000 ($100 if the account is opened
PURCHASE        through EasyInvest-SM-). Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and concurrent investments in Class D shares of the Fund and other multiple class funds for which Dean Witter InterCapital Inc. serves as investment manager will be aggregated. The minimum subsequent investment is $100 (see page 13).
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INVESTMENT      The investment objective of the Fund is to seek long-term growth of capital (see page
OBJECTIVE       6).
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INVESTMENT      Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its wholly-owned
MANAGER AND     subsidiary, Dean Witter Services Company Inc., serve in various investment management,
SUB-ADVISER     advisory, management and administrative capacities to 100 investment companies and other portfolios with net assets under management of approximately $100.7 billion at October
                31, 1997. Morgan Stanley Asset Management Inc. ("MSAM"), an affiliate of the Investment
                Manager, has been retained by the Investment Manager as Sub-Adviser to provide investment advice and manage the Fund's portfolio. MSAM conducts a worldwide investment advisory business. As of October 31, 1997, MSAM, together with its institutional investment management affiliates, managed assets of approximately $144 billion (see page
                6).
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MANAGEMENT FEE  The Investment Manager receives a monthly fee at the annual rate of 1.15% of the Fund's daily net assets, of which the Sub-Adviser receives 40% (see page 6).
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DISTRIBUTOR     Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution
AND             plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with
DISTRIBUTION    respect to the distribution fees paid by the Class A, Class B and Class C shares of the
FEE             Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the
                12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 13 and 19).
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ALTERNATIVE     Four classes of shares are offered:
PURCHASE
ARRANGEMENTS    - Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the
                Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1
                Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 13, 15 and 19).

                - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans.
                Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to
                Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 13, 17 and 19).

                - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 13, 18 and
                19).
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

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
                - Class D shares are offered only to investors meeting an initial investment minimum of
                $5 million and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee
                (see pages 13, 18 and 19).
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DIVIDENDS AND   Dividends from net investment income and distributions from net capital gains, if any,
CAPITAL GAINS   are paid annually. The Fund may, however, determine to retain all or part of any net
DISTRIBUTIONS   long-term capital gains in any year for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 20 and 23).
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REDEMPTION      Shares are redeemable by the shareholder at net asset value less any applicable CDSC on
                Class A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through
                EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 22).
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RISKS           The net asset value of the Fund's shares will fluctuate with changes in market value of portfolio securities. Investing in lesser known, smaller capitalization companies may involve greater risk of volatility in the Fund's net asset value than is customarily associated with investing in larger, more established companies. In addition, it should be recognized that the foreign securities and markets in which the Fund invests pose different and greater risks than those customarily associated with domestic securities and their markets. The Fund may also invest in options and futures transactions which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940. As a result, a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. However, the Fund intends to continue to qualify as a regulated investment company under the federal income tax laws and, as such, is subject to the diversification requirements of the Internal Revenue Code (see pages 7-12).
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

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth below are based on the expenses and fees expected to be paid for the fiscal year ending May 31, 1998.

                                                                                   CLASS A    CLASS B    CLASS C    CLASS D
                                                                                  ---------   -------   ---------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...  5.25%(1)    None      None        None
Sales Charge Imposed on Dividend Reinvestments..................................  None        None      None        None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase
 price or redemption proceeds)..................................................  None(2)       5.00%(  1.00%(4)    None
Redemption Fees.................................................................  None        None      None        None
Exchange Fee....................................................................  None        None      None        None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees*................................................................  1.15%       1.15%     1.15%       1.15%
12b-1 Fees (5) (6)..............................................................  0.25%       1.00%     1.00%       None
Other Expenses..................................................................  0.64%       0.64%     0.64%       0.64%
Total Fund Operating Expenses (7)*..............................................  2.04%       2.79%     2.79%       1.79%

---------------
(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.
(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES--LEVEL LOAD ALTERNATIVE--CLASS C SHARES").
(5) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").
(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 1.00% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").
(7) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO JULY 28, 1997. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE ESTIMATES BASED UPON THE SUM OF 12b-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."
 * EFFECTIVE DECEMBER 1, 1997, THE INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE INVESTMENT MANAGER AND THE FUND WAS AMENDED TO REDUCE THE FEE PAID BY THE FUND TO THE INVESTMENT MANAGER FROM AN ANNUAL RATE OF 1.25% OF THE FUND'S AVERAGE DAILY NET ASSETS TO 1.15% OF THE FUND'S AVERAGE DAILY NET ASSETS. "MANAGEMENT FEES" AND "TOTAL FUND OPERATING EXPENSES" HAVE BEEN RESTATED TO REFLECT THE LOWER FEE. ACTUAL FEES PAID PURSUANT TO THE INVESTMENT MANAGEMENT AGREEMENT DURING THE FISCAL YEAR ENDED MAY 31, 1997 WERE PAID AT A RATE OF 1.25% OF THE FUND'S AVERAGE DAILY NET ASSETS, AND TOTAL FUND OPERATING EXPENSES FOR CLASS B WERE 2.89% OF THE FUND'S AVERAGE DAILY NET ASSETS.

EXAMPLES                                                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                       -----------  -----------  -----------  -----------
You would pay the following expenses on a $1,000 investment assuming
 (1) a 5% annual return and (2) redemption at the end of each time period:
    Class A..........................................................   $      72    $     113    $     157    $     277
    Class B..........................................................   $      78    $     117    $     167    $     312
    Class C..........................................................   $      38    $      87    $     147    $     312
    Class D..........................................................   $      18    $      56    $      97    $     211
You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
    Class A..........................................................   $      72    $     113    $     157    $     277
    Class B..........................................................   $      28    $      87    $     147    $     312
    Class C..........................................................   $      28    $      87    $     147    $     312
    Class D..........................................................   $      18    $      56    $      97    $     211

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest of Class B outstanding throughout the periods have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                                                    FOR THE
                                                                                    PERIOD
                                                   FOR THE YEAR ENDED              JULY 29,
                                                         MAY 31                      1994*
                                               --------------------------           THROUGH
                                                 1997             1996           MAY 31, 1995
                                               ---------        ---------        -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........  $   10.28        $    8.54        $      10.00
                                               ---------        ---------        -------------
  Net investment income (loss)...............      (0.16)           (0.08)              (0.08)
  Net realized and unrealized gain (loss)....      (0.88)            1.82               (1.38)
                                               ---------        ---------        -------------
  Total from investment operations...........      (1.04)            1.74               (1.46)
                                               ---------        ---------        -------------
  Dividends from net investment income:......      (0.38)          --                 --
                                               ---------        ---------        -------------
  Capital contribution.......................       0.06           --                 --
                                               ---------        ---------        -------------
  Net asset value, end of period.............  $    8.92        $   10.28        $       8.54
                                               ---------        ---------        -------------
                                               ---------        ---------        -------------
TOTAL INVESTMENT RETURN+.....................      (9.52)%(3)       20.37%             (14.60)%(1)
RATIOS TO AVERAGE NET ASSETS:
  Expenses...................................       2.89%            2.85%               2.90%(2)
  Net investment loss........................      (1.34)%          (1.09)%             (1.12)%(2)
SUPPLEMENTAL DATA:
  Net assets, end of period, in thousands....   $105,308         $145,254             $93,729
  Portfolio turnover rate....................         46%              44%                 41%(1)
  Average commission rate paid...............    $0.0030          $0.0069             --

-------------
 * COMMENCEMENT OF OPERATIONS.

 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
   ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) INCLUDES VOLUNTARY CAPITAL CONTRIBUTION FROM THE FORMER SUB-ADVISER (SEE PAGE 6 FOR DEFINITION), THE EFFECT OF WHICH WAS TO INCREASE TOTAL RETURN BY 0.59%.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

Dean Witter International SmallCap Fund (the "Fund") is an open-end, non-diversified, management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on April 21, 1994.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $97 billion at October 31, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.7 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and supervise the investment of the Fund's assets. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    Under a Sub-Advisory Agreement between Morgan Stanley Asset Management Inc. ("MSAM"or the "Sub-Adviser") and the Investment Manager, the Sub-Adviser provides the Fund with investment advice and portfolio management relating to the Fund's investments, subject to the overall supervision of the Investment Manager. The Fund's Trustees review the various services provided by the Investment Manager and the Sub-Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    The Sub-Adviser, whose address is 1221 Avenue of the Americas, New York, New York, together with its institutional investment management affiliates manages, as of October 31, 1997, assets of approximately $144 billion primarily for U.S. corporate and public employee benefit plans, investment companies, endowments, foundations and wealthy individuals. MSAM, like InterCapital, is a wholly-owned subsidiary of MSDWD.

    Prior to November, 1997, the Fund was sub-advised by another sub-adviser (the "Former Sub-Adviser"). In August, 1997, the Former Sub-Adviser indicated its intention to resign and on August 14, 1997, the Board of Trustees recommended that a new Sub-Advisory Agreement with MSAM be submitted to shareholders of the Fund for approval. The shareholders approved the new Sub-Advisory Agreement with MSAM on November 25, 1997 and the new Sub-Advisory Agreement became effective on December 1, 1997.

    At the same time that the new Sub-Advisory Agreement took effect, the Investment Manager and the Fund amended the Investment Management Agreement between the Investment Manager and the Fund to reduce the fee paid by the Fund to the Investment Manager as full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager under the Investment Management Agreement from an annual rate of 1.25% of the Fund's average daily net assets to 1.15% of the Fund's average daily net assets. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation. For the fiscal year ended May 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 1.25% of the Fund's average daily net assets (prior to the amendment of the Investment Management Agreement) and the Fund's total expenses amounted to 2.89% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The investment objective of the Fund is long-term growth of capital. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There is no assurance that the objective will be achieved.

    The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of "small capitalization" companies located outside of the United States. A "small capitalization" company is defined as being, at the time of purchase of its equity securities by the Fund, among the smallest capitalized companies (where capitalization is calculated by multiplying the total number of outstanding shares of common stock of the company by their market price and by ranking the resulting companies from smallest to largest capitalization) principally located in a given country, whose aggregate capitalizations comprise no more than 35% of the total market capitalization of the country. Equity securities in which the Fund may invest include common stocks, rights or warrants to purchase common stocks and securities convertible into common stocks.

    The Fund will invest in securities issued by issuers located in at least three countries outside of the U.S. An issuer of a security will be considered to be located in a given country if it: (i) is organized under the laws of the country; (ii) derives at least 50% of its revenues from goods produced or sold, investments made, or services performed in the country; (iii) maintains at least 50% of its assets in the country; or (iv) has securities which are principally traded on a stock exchange in the country. The Fund currently intends to emphasize issuers that fall within category (i) and (iv).

    The Fund currently may invest, from time to time, more than 25% of its total assets in securities issued by issuers located in each of the United Kingdom and Japan. The concentration of the Fund's assets in Japanese issuers will subject the Fund to the risks of adverse social, political or economic events which occur in Japan. Specifically, investments in the Japanese stock market may entail a higher degree of risk than investments in other markets as, by fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole may appear expensive relative to other world stock markets, (I.E., the prices of Japanese stocks may be relatively high). In addition, the prices of securities traded on the Japanese markets may be more volatile than many other markets.

    Generally, the investment risks presented by equity markets in the United Kingdom are comparable to those occurring in the U.S. However, the concentration of the Fund's assets in British issuers will subject the Fund's investment performance to social, political and economic events occurring in the United Kingdom to a larger effect than to those occurring elsewhere, internationally. In addition, political and economic developments occurring elsewhere in Europe, especially as they relate to changes in the structure of the European Economic Community, and the anticipated development of a unified common market, may have profound effects upon the value of the British segment of the Fund's portfolio of investments.

    The remainder of the Fund's portfolio equalling, at times, up to 35% of the Fund's total assets, may be invested in (i) securities issued by companies whose market capitalizations place them outside the Fund's definition of "small capitalization" and/or (ii) fixed-income securities issued or guaranteed by foreign governments. In addition, this portion of the Fund's portfolio will consist of various other financial instruments such as forward foreign exchange contracts, futures contracts and options.

    The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

    In constructing its portfolio, the Fund will utilize an investment/decision-making process that primarily emphasizes stock research and selection, in combination with quantitative analysis to provide a broad-based exposure to the universe of small capitalization stocks. The Fund's long-term perspective will be implemented by searching for securities of companies with long-term growth prospects, attractive valuation comparisons and adequate market liquidity.

    The securities selected for purchase by the Fund's Sub-Adviser will be biased toward longer-term price appreciation potential. The Sub-Adviser's fundamental analysis is strongly value-driven. The stocks the Sub-Adviser finds attractive will generally have valuations lower than the Sub-Adviser's perception of their fundamental value, as reflected in price-to-cash flow, price-to-book ratios or other stock valuation measures.

    There may be periods during which, in the opinion of the Investment Manager or Sub-Adviser, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its net assets are invested in cash or money market instruments. Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); bank obligations (such as certificates of deposit and bankers' acceptances); Yankee instruments; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

RISK CONSIDERATIONS AND INVESTMENT PRACTICES

SMALL-CAP STOCKS. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Fund's net asset value than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning foreign and smaller companies than for domestic and larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographic markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel with varying degrees of experience.

FOREIGN SECURITIES. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward foreign currency exchange contracts (described below). The Fund will incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

LOWER-RATED CONVERTIBLE SECURITIES. The Fund may invest a portion of its assets (up to 35% of its net assets) in lower-rated convertible securities. Most convertible securities in which the Fund may invest are not rated; when rated, such ratings will generally be below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). However, the Fund will not invest in debt securities that are in default in payment of principal or interest.

    Because of the special nature of the Fund's permitted investments in lower rated debt securities, the Investment Manager and Sub-Adviser must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Fund.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities, from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse Repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

OPTIONS AND FUTURES TRANSACTIONS. The Fund may purchase and sell (write) call and put options on (i) portfolio securities which are denominated in either U.S. dollars or foreign currencies; (ii) stock indexes; and (iii) the U.S. dollar and foreign currencies. Such options are or may in the future be listed on several U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

    The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated (although such hedge is limited to the value of the premium received) and to close out long call option positions. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.

    The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

    The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). The Fund may purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio securities (or anticipated portfolio securities) against changes in their prices (or the currency in which they are denominated). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that the Investment Manager or Sub-Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of risks.

NON-DIVERSIFIED STATUS. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act"). As a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a single issuer and thus is subject to greater exposure to risks such as a decline in the credit rating of that issuer. However, the Fund anticipates that it will qualify as a regulated investment company under the federal income tax laws and, if so qualified, will be subject to the applicable diversification requirements of the Internal Revenue Code, as amended (the "Code"). As a regulated investment company under the Code, the Fund may not, as of the end of any of its fiscal quarters, have invested more than 25% of its total assets in the securities of any one issuer (including a foreign government), or as to 50% of its total assets, have invested more than 5% of its total assets in the securities of a single issuer.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with its foreign securities investments.

    A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the Fund or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Fund's Investment Manager or Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager or Sub-Adviser when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Fund's Investment Manager or Sub-Adviser anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    In all of the above circumstances, if the currency in which the Fund's securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or Sub-Adviser. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company (see "Dividends, Distributions and Taxes").

RIGHTS AND WARRANTS. The Fund may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

CONVERTIBLE SECURITIES. The Fund may acquire, through purchase or a distribution by the issuer of a security held in its portfolio, a fixed-income security which is convertible into common stock of the issuer. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the convertible securities in which the Fund may invest may be unrated or, if rated, rated below investment grade by a nationally recognized statistical rating organization.

PORTFOLIO MANAGEMENT

The Fund's portfolio is actively managed by its Investment Manager and the Sub-Adviser with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager and the Sub-Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds, Inc. ("DWR") and other broker-dealer affiliates of the Investment Manager, and others regarding economic developments and interest rate trends, and the Investment Manager's and Sub-Adviser's own analysis of factors they deem relevant. The Fund's portfolio is managed by a team of portfolio managers located in the Sub-Adviser's offices in London, Amsterdam, Singapore and Tokyo. MSAM's portfolio management team has been responsible for managing the Fund since December 1, 1997.

    Personnel of the Investment Manager and Sub-Adviser have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

    Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including DWR, Morgan Stanley & Co. Incorporated or other broker-dealer affiliates of the Investment Manager and the Sub-Adviser. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR, Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of the Investment Manager and the Sub-Adviser.

    Although the Fund does not intend to engage in short-term trading, it may sell portfolio securities without regard to the length of time they have been held when such sale will, in the opinion of the Investment Manager or Sub-Adviser, contribute to the Fund's investment objective. It is not anticipated that the Fund's portfolio turnover rate will exceed 100% in any one year.

    The expenses of the Fund relating to its portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers as custodial costs, brokerage commissions and other transaction charges related to investing in foreign markets are generally higher than in the United States.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

        1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

        2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

    In addition, as a non-fundamental policy, the Fund may not, as to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL

The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements-- Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter International SmallCap Fund, directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor are entitled to any dividends declared beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to any dividends declared beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative-- Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative-- Class D Shares."

SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged, will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                                                   CONVERSION
  CLASS          SALES CHARGE         12b-1 FEE      FEATURE
    A      Maximum 5.25% initial        0.25%          No
           sales charge reduced for
           purchases of $25,000 and
           over; shares sold without
           an initial sales charge
           generally subject to a
           1.0% CDSC during first
           year.
    B      Maximum 5.0% CDSC during     1.0%     B shares
           the first year decreasing             convert to A
           to 0 after six years                  shares
                                                 automatically
                                                 after approxi-
                                                 mately ten
                                                 years
    C      1.0% CDSC during first       1.0%           No
           year
    D                None               None           No

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE-- CLASS A SHARES

Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares-- CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and
(ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                         SALES CHARGE
                             -------------------------------------
                               PERCENTAGE OF       APPROXIMATE
         AMOUNT OF            PUBLIC OFFERING     PERCENTAGE OF
    SINGLE TRANSACTION             PRICE         AMOUNT INVESTED
---------------------------  -----------------  ------------------
Less than $25,000..........          5.25%               5.54%
$25,000 but less
  than $50,000.............          4.75%               4.99%
$50,000 but less
  than $100,000............          4.00%               4.17%
$100,000 but less
  than $250,000............          3.00%               3.09%
$250,000 but less
  than $1 million..........          2.00%               2.04%
$1 million and over........             0                   0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or
(13) of the Internal Revenue Code; (f) employee benefit plans qualified under
Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or
(g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

    (1) trusts for which DWT (an affiliate of the Investment Manager) provides discretionary trustee services;

    (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

    (3) retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;

    (4) 401(k) plans and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

    (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

    (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

          YEAR SINCE PURCHASE             CDSC AS A PERCENTAGE
              PAYMENT MADE                 OF AMOUNT REDEEMED
----------------------------------------  ---------------------
First...................................             5.0%
Second..................................             4.0%
Third...................................             3.0%
Fourth..................................             2.0%
Fifth...................................             2.0%
Sixth...................................             1.0%
Seventh and thereafter..................             None

    In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

          YEAR SINCE PURCHASE             CDSC AS A PERCENTAGE
              PAYMENT MADE                 OF AMOUNT REDEEMED
----------------------------------------  ---------------------
First...................................             2.0%
Second..................................             2.0%
Third...................................             1.0%
Fourth and thereafter...................             None

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i),
(ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the

Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--
CLASS C SHARES

Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative-- Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--
CLASS D SHARES

Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    For the fiscal year ended May 31, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $1,267,269, which amount is equal to 1.0% of the average daily net assets of Class B for the fiscal year. These payments were calculated pursuant to clause (b) of the compensation formula under the Plan.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $8,434,427 at May 31, 1997, which was equal to 8.01% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange or quotation service, prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Sub-Adviser that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at the net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for shares of Global Short-Term or Class B shares of another Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice of the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by the Distributor at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, E.G., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executives regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on 60 days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her 60 days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to pay dividends and to distribute substantially all of its net investment income and distribute capital gains, if any, once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any Federal income tax on any such income and capital gains. Shareholders will normally have to pay Federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund.

    Distributions of net investment income and net short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments would not be taxable to shareholders.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and makes the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    The Fund's Sub-Adviser also has a code of ethics which complies with regulatory requirements and, insofar as it relates to persons associated with the Fund, the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a non-diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER
INTERNATIONAL SMALLCAP FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and
General Counsel
Thomas F. Caloia
Treasurer

CUSTODIAN
The Chase Manhattan Bank
One Chase Plaza
New York, New York 10081

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust FSB
Harborside Financial Center,
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

SUB-ADVISER
Morgan Stanley Asset Management Inc.